Virtus Small-Cap Growth Series and Virtus Small-Cap Value Series,

each a series of Virtus Variable Insurance Trust

Supplement dated November 5, 2012 to the Summary and

Statutory Prospectuses dated May 1, 2012

IMPORTANT NOTICE TO INVESTORS

Kayne Anderson Rudnick Investment Management, LLC, the subadviser to each of the above-named funds, has recently announced upcoming organization changes. Effective January 1, 2013, Doug Foreman, currently Director of Equities, will be named Co-Chief Investment Officer and retain the responsibilities of Director of Equities. He will share that role with Robert Schwarzkopf, currently Chief Investment Officer, who will then serve as Co-Chief Investment Officer. Also effective January 1, 2013, Mr. Schwarzkopf will no longer serve as a portfolio manager to Virtus Small-Cap Growth Series. It is currently anticipated that effective on or about January 1, 2014, Mr. Schwarzkopf will no longer serve as a portfolio manager to Virtus Small-Cap Value Series.

Accordingly, the following disclosure changes will be effective on January 1, 2013. Any disclosure changes required by the organizational changes anticipated to be effective on or about January 1, 2014, will be announced closer to that date.

Virtus Small-Cap Growth Series

The disclosure under “Portfolio Managers” in the fund’s summary prospectus and in the summary section of the fund’s statutory prospectus will be replaced in its entirety with the following:

➢	Todd Beiley, CFA, Senior Research Analyst at Kayne. Mr. Beiley has served as Portfolio Manager since 2010.

➢	Jon Christensen, CFA, Senior Research Analyst at Kayne. Mr. Christensen has served as Portfolio Manager since 2010.

Virtus Small-Cap Growth Series and Virtus Small-Cap Value Series

Additionally, the biographical information for Mr. Schwarzkopf under “Portfolio Management” in each fund’s statutory prospectus will be replaced with the following:

Robert Schwarzkopf, CFA. Mr. Schwarzkopf has served as Co-Portfolio Manager since November 2010. He is also Co-Portfolio Manager of other funds managed by Kayne. Mr. Schwarzkopf is Co-Chief Investment Officer (since January 2013), previously Chief Investment Officer (2007-2013)), a portfolio manager for the small and mid-cap equity portfolios (since 1992), and a member of the Executive Management Committee. Before joining Kayne in 1991, Mr. Schwarzkopf was a member of the Investment Policy Committee at the Pilgrim Group of Mutual Funds and portfolio manager for Pilgrim Regional Bankshares. He has approximately 31 years of investment industry experience.

Investors should retain this supplement with the

Prospectuses for future reference.

VVIT 8505&8506/KayneChanges (11/2012)